EXHIBIT 10.8

THE STOCK OPTION REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF SUCH OPTION MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER SAID ACT WHERE THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF ITS COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THIS STOCK OPTION IS RESTRICTED IN ACCORDANCE WITH THE TERMS HEREOF.

                  INSTRUMENT OF GRANT OF INCENTIVE STOCK OPTION
                  ---------------------------------------------

         INSTRUMENT OF GRANT dated as of the 25th day of January, 2005 from The Sagemark Companies Ltd., a New York corporation with offices at 1285 Avenue of the Americas, 35th Floor, New York, New York 10019 (the "Company") to Elizabeth Farrell Longton, an individual residing at 30 Old Short Hills Road, Milburn, New Jersey 07041 ("Optionee").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Board of Directors of the Company has granted Optionee an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") to purchase from the Company shares of the Company's common stock, par value $.01 per share (the "Common Stock") pursuant to the Company's 1999 Long-Term Incentive Plan (the "Plan"), subject to the terms and conditions of this Stock Option and the Plan;

         WHEREFORE, the Company does hereby grant to Optionee the following stock option:

         1. Stock Option. Subject to the terms and conditions set forth in this Instrument of Grant and the terms and conditions of the Plan, the Company hereby grants to Optionee an incentive stock option (the "Option") to purchase from the Company up to Thirty-Five Thousand (35,000) shares (the "Optioned Shares") of Common Stock at an exercise price of Three Dollars and ninety-one cents ($3.91) per share (the "Exercise Price"), being the closing price of the publicly traded shares of the Common Sock on the date of grant of this Option. The number of Optioned Shares being exercised hereunder at any particular time multiplied by the Exercise Price shall be hereinafter referred to as the "Purchase Price."

         2.       Exercise Period; Vesting.
                  ------------------------

                  (a) Subject to the vesting provisions of subparagraph 2(b) below, this Option is exercisable in whole at any time and in part from time to time during the five (5) year period commencing on the date of this Option and ending at 5:00 P.M. New York City time on January 24, 2010 (the "Exercise Period"); provided, however, that if such date is a day on which banks in the City of New York are required or permitted to be closed, then the Exercise Period shall end at 5:00 P.M. New York City time on the next day which is not a day on which such banks are required or permitted to be closed.

                  (b) The Optioned Shares shall vest and become exercisable as follows:

                           (i)      Seventeen Thousand Five Hundred (17,500) of
the Optioned Shares shall vest and become exercisable on January 24, 2006; and

                           (ii)     An additional Seventeen Thousand Five
Hundred (17,500) of the Optioned Shares shall vest and become exercisable on January 24, 2007;

provided that this Option has not been terminated on or prior to any of such dates in accordance with the provisions of Section 3 hereof. Subject to the provisions of Section 5 hereof, the maximum number of shares of Common Stock which shall be subject to exercise under this Option shall be Thirty Thousand (35,000) shares.

         3.       Termination.
                  -----------

                  (a) This Option shall terminate, and Optionee shall have no further rights under this Option with respect to any of the Optioned Shares which have not vested as of any date on which the Optionee ceases to be an employee of the Company (or any subsidiary of the Company), except as provided in subparagraph (b) of this Section in the event of Optionee's death or a termination of Optionee's employment for a disability. Notwithstanding the foregoing, in the event that Optionee's employment with the Company (or any subsidiary of the Company) is terminated as a result of any breach or default by the Company of the terms of any employment agreement between Optionee and the Company, this Option will continue for the then remainder of the Exercise Period.

                  (b) In the event of Optionee's death or a termination of Optionee's employment as a result of a disability during the Exercise Period and while Optionee is still employed by the Company (or any subsidiary of the Company), this Option may be exercised, to the extent exercisable on the date of Optionee's death or the date of any such termination of employment, by Optionee's legal representatives or Optionee, as applicable, during the twelve month period following the date of death or the date of such termination, but not subsequent to the expiration of the Exercise Period.

         4.       Manner of Exercise.
                  ------------------

                  (a) This Option shall be exercised by written notice of exercise in the form of Exhibit A to this Instrument of Grant addressed to the Company and signed by Optionee (or Optionee's legal representative, if applicable) and delivered to the Company along with the original of this

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

Instrument of Grant and payment in full of the Purchase Price of the Optioned Shares as to which this Option is being exercised. If this Option is exercised in part only, the Company will either issue a new Instrument of Grant with respect to the unexercised portion of this Option or shall make a notation on this Instrument of Grant reflecting the partial exercise and provide Optionee with a copy of such new Instrument of Grant or noted document, as the case may be.

                  (b) The Purchase Price is payable by certified or official bank check or by personal check, subject to collection; provided, however, that if payment is made by personal check, no Optioned Shares shall be issued to Optionee, and Optionee shall have no rights as a shareholder of the Company, until such check has cleared and been collected by the Company's bank. The Company shall deliver to Optionee certificates for any of the Optioned Shares acquired by Optionee by virtue of the exercise of this Option as soon as practical after the exercise of this Option and payment of the Purchase Price.

                  (c) The Optioned Shares, when issued upon exercise of this Option, will be duly and validly authorized and issued, fully paid and non-assessable.

                  (d) In connection with any exercise of this Option, Optionee shall, contemporaneously with the exercise of this Option, pay or provide for payment of any withholding or other taxes due as a result of such exercise, if any.

                  (e) If the exercise of this Option is accelerated as a result of the change of control provisions of the Plan, any portion of this Option which is not exercisable as an incentive stock option by reason of the One Hundred Thousand Dollar ($100,000) limitation contained in Section 422(b) of the Code shall be treated as a non-qualified stock option.

         5. Adjustment Provisions. The number of shares of Common Stock subject to this Option and the Exercise Price shall be adjusted in accordance with generally accepted accounting principles in the event of a stock dividend, stock split, stock distribution, reverse split or other combination of shares, recapitalization or otherwise, which affects the Common Stock.

         6. Transferability. This Option is not transferrable by Optionee except that this Option may, in the event of Optionee's death or incompetence, be exercised by Optionee's legal representative or by the persons to whom this Option is transferred by will or the laws of descent and distribution.

         7. No Rights As a Shareholder. Optionee shall have no interest in and shall not be entitled to any voting rights or any dividend or other rights or privileges of a shareholder of the Company with respect to any shares of Common Stock issuable upon exercise of this Option prior to the exercise of this Option and payment of the Purchase Price of the Optioned Shares in accordance with the provisions of this Option.

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

         8. No Rights to Continued Employment. Nothing in this Instrument of Grant shall be construed as (a) an employment agreement or (b) a grant to Optionee of any rights to continue as an employee, officer or director of the Company or of any subsidiary or affiliate of the Company.

         9. Restricted Securities. Optionee acknowledges that, unless the Optioned Shares are registered pursuant to the Securities Act of 1933, as amended, the Optioned Shares, if and when issued, will be restricted securities as defined in Rule 144 of the Securities and Exchange Commission pursuant to the Securities Act and shall be subject to the resale conditions and limitations of such Rule.

         10. Legality. Anything in this Option to the contrary notwithstanding, Optionee agrees that Optionee will not exercise this Option, and that the Company will not be obligated to issue any shares of Common Stock pursuant to this Option, if the exercise of this Option or the issuance of such shares shall constitute a violation by Optionee or the Company of any provisions of any law or of any regulation of any governmental authority or of any provision of the Plan. Any determination by either the Stock Option Committee of the Company's Board of Directors or of the Board of Directors acting in lieu thereof, in this connection, shall be final, binding and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of this Option or the issuance of shares pursuant thereto to comply with any such law or regulation or provision of the Plan.

         11. Tax Status. In accepting this Option, Optionee understands that in order to obtain the tax treatment provided for incentive stock options under Section 422 of the Code, Optionee may not dispose of any shares issued upon exercise of this Option until the expiration of the later of two years from the date of grant or one year from the date of exercise. Optionee shall pay or provide for payment of any withholding tax due as a result of a disposition of the Optioned Shares in violation of Section 422(a)(1) of the Code.

         12. Action by Company. The existence of this Option shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights of the holders thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         13. Notices. All notices, consents, requests, demands and other communications required or permitted to be given under this Option (the "Notices") shall be in writing and delivered personally, receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the parties hereto at their respective addresses set forth below (or to such other address as either the Company or Optionee shall specify by notice given in accordance with this provision)

                  (a)      If to the Company:
                           The Sagemark Companies Ltd.
                           1285 Avenue of the Americas, 35th Floor
                           New York, New York 10019

                           -and-

                           The Sagemark Companies Ltd.
                           Premier PET Imaging International, Inc.
                           2300 Glades Road
                           Suite 100W
                           Boca Raton, FL 33431
                           Attn: Chief Financial Officer

                  (b)      If to Optionee:

                           Elizabeth Farrell Longton
                           30 Old Short Hills Road
                           Milburn, New Jersey 07041

All such Notices shall be deemed given when personally delivered as aforesaid, or, if mailed as aforesaid, on the third business day after the mailing thereof or on the day actually received, if earlier, except for a notice of a change of address which shall be effective only upon receipt.

         14. Governing Law. This Instrument of Grant shall be construed and governed in accordance with the laws of the State of New York without applying its conflict of laws principles.

         15. Interpretation. As a condition of the grant of this Option, Optionee (and each person who succeeds to Optionee's rights hereunder) agrees that any dispute or disagreement which may arise under or as a result of or pursuant to this Option shall be determined by the Stock Option Committee of the Company's Board of Directors, or the Board of Directors, acting in lieu thereof, in their sole discretion and that any interpretation by such Committee or the Board, acting in lieu thereof, of the terms of this Option shall be final, binding and conclusive.

         16. Binding Effect. This Option shall be binding upon and inure to the benefit of the Company and Optionee and their respective successors, heirs, personal representatives, administrators, executors and permitted assigns.

         17. Waiver. No waiver of any provision of this Option or of any breach thereof shall be effective unless in writing and signed by the party to be bound thereby. The waiver by either the Company or Optionee, as the case may be, of a breach of any provision of this Option shall not be construed as a waiver of any subsequent breach or of any other provision of this Option, unless the instrument of waiver expressly so provides.

         18. Partial Invalidity. If one or more provisions of this Option are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Option and the balance of this Option shall remain in full force and effect.

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

         19. The Plan. This Option is subject to the terms and conditions of the Plan, the terms of which are incorporated by reference thereto. In the event of any conflict or inconsistency between the discretionary terms and provisions of the Plan and the provisions of this Option, this Option shall govern and control. In all other instances, conflicts or inconsistencies, the terms and provisions of the Plan shall govern and control. Optionee acknowledges receipt of a copy of the Plan, represents that Optionee is familiar with the terms and provisions thereof and hereby accepts this Option, subject to all of the terms and provisions thereof.

         IN WITNESS WHEREOF, the Company has executed this Instrument of Grant of Incentive Stock Option as of the date first above written.


                                       THE SAGEMARK COMPANIES LTD.

                                       By: /s/ THEODORE B. SHAPIRO
                                           -------------------------------------
                                           Theodore B. Shapiro,
                                           Chief Executive Officer


                                       OPTIONEE:

                                           /s/ ELIZABETH FARRELL LONGTON
                                           -------------------------------------
                                           Elizabeth Farrell Longton

                                    Exhibit A

                                                    Date:


The Sagemark Companies Ltd.
1285 Avenue of the Americas, 35th Floor
New York, New York 10019

         Re: Stock Option Exercise - Instrument of Grant of Incentive Stock Option Dated as of __________________________


Gentlemen:

         I hereby exercise the above-referenced option to the extent of shares, and I am tendering with this Notice full payment of the Purchase Price in the manner provided in Section 4 of the Instrument of Grant of Incentive Stock Option with respect to the Optioned Shares as to which this Option is being exercised. I further represent and warrant to the Company that I am aware of the tax consequences of my exercise of the option.


                                       Very truly yours,

                                       _________________________________________

                                       _________________________________________
                                       Print Name

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